COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2012
Notes to Consolidated Financial Statements [Abstract]
Commitments and Contingencies

NOTE 15. COMMITMENTS AND CONTINGENCIES

LEGAL PROCEEDINGS

We accrue losses for legal proceedings when it is probable that a loss has been incurred and the amounts of the loss can be reasonably estimated. However, the uncertainties inherent in legal proceedings make it difficult to estimate with reasonable certainty the costs and effects of resolving these matters. Accordingly, actual costs incurred may differ materially from amounts accrued, may exceed applicable insurance coverage and could materially adversely affect our business, cash flows, results of operations, financial condition and prospects. Unless otherwise indicated, we are unable to estimate reasonably possible losses in excess of any amounts accrued.

At December 31, 2012, Sempra Energy's accrued liabilities for material legal proceedings, on a consolidated basis, were $341 million. At December 31, 2012, accrued liabilities for material legal proceedings for SDG&E and SoCalGas were $329 million and $3 million, respectively. At December 31, 2012, liabilities of $327 million at Sempra Energy and SDG&E were related to wildfire litigation discussed below.

SDG&E

2007 Wildfire Litigation

In October 2007, San Diego County experienced several catastrophic wildfires. Reports issued by the California Department of Forestry and Fire Protection (Cal Fire) concluded that two of these fires (the Witch and Rice fires) were SDG&E “power line caused” and that a third fire (the Guejito fire) occurred when a wire securing a Cox Communications' (Cox) fiber optic cable came into contact with an SDG&E power line “causing an arc and starting the fire.” Cal Fire reported that the Rice fire burned approximately 9,500 acres and damaged 206 homes and two commercial properties, and the Witch and Guejito fires merged and eventually burned approximately 198,000 acres, resulting in two fatalities, approximately 40 firefighters injured and an estimated 1,141 homes destroyed.

A September 2008 staff report issued by the CPUC's CPSD reached substantially the same conclusions as the Cal Fire reports, but also contended that the power lines involved in the Witch and Rice fires and the lashing wire involved in the Guejito fire were not properly designed, constructed and maintained. In April 2010, proceedings initiated by the CPUC to determine if any of its rules were violated were settled with SDG&E's payment of $14.75 million.

Numerous parties have sued SDG&E and Sempra Energy in San Diego County Superior Court seeking recovery of unspecified amounts of damages, including punitive damages, from the three fires. These include owners and insurers of properties that were destroyed or damaged in the fires and government entities seeking recovery of firefighting, emergency response, and environmental costs. They assert various bases for recovery, including inverse condemnation based upon a California Court of Appeal decision finding that another California investor-owned utility was subject to strict liability, without regard to foreseeability or negligence, for property damages resulting from a wildfire ignited by power lines.

In October 2010, the Court of Appeal affirmed the trial court's ruling that these claims must be pursued in individual lawsuits, rather than as class actions on behalf of all persons who incurred wildfire damages. In February 2011, the California Supreme Court denied a petition for review of the affirmance. No trial date is currently scheduled.

SDG&E filed cross-complaints against Cox seeking indemnification for any liability that SDG&E might incur in connection with the Guejito fire, two SDG&E contractors seeking indemnification in connection with the Witch fire, and one SDG&E contractor seeking indemnification in connection with the Rice fire. SDG&E has entered into settlement agreements with Cox and the three contractors for a total of approximately $824 million. Among other things, the settlement agreements provide that SDG&E will defend and indemnify Cox and the three contractors against all compensatory damage claims and related costs arising out of the wildfires.

SDG&E has settled all of the approximately 19,000 claims brought by homeowner insurers for damage to insured property relating to the three fires. Under the settlement agreements, SDG&E has paid or will pay 57.5 percent of the approximately $1.6 billion paid or reserved for payment by the insurers to their policyholders and received an assignment of the insurers' claims against other parties potentially responsible for the fires.

The wildfire litigation also includes claims of non-insurer plaintiffs for damage to uninsured and underinsured structures, business interruption, evacuation expenses, agricultural damage, emotional harm, personal injuries and other losses. SDG&E has settled the claims of approximately 5,150 of these plaintiffs, including all of the government entities. Approximately 1,200 of the approximately 1,350 remaining individual and business plaintiffs have submitted settlement demands and damage estimates totaling approximately $1.1 billion. SDG&E does not expect significant additional plaintiffs to file lawsuits given the applicable statutes of limitation, but does expect to receive additional settlement demands and damage estimates from existing plaintiffs as settlement negotiations continue. SDG&E has established reserves for the wildfire litigation as we discuss below.

SDG&E's settled claims and defense costs have exceeded its $1.1 billion of liability insurance coverage and the approximately $824 million recovered from third parties. It expects that its wildfire reserves and amounts paid to resolve wildfire claims will continue to increase as it obtains additional information.

As we discuss in Note 14, SDG&E has concluded that it is probable that it will be permitted to recover in rates a substantial portion of its reasonably incurred costs of resolving wildfire claims in excess of its liability insurance coverage and the amounts recovered from third parties. Accordingly, although such recovery will require future regulatory approval, at December 31, 2012, Sempra Energy and SDG&E have recorded assets of $364 million in Regulatory Assets Arising From Wildfire Litigation Costs on their Consolidated Balance Sheets, including $317 million related to CPUC operations, which represents the amount substantially equal to the aggregate amount it has paid or reserved for payment for the resolution of wildfire claims and related costs in excess of its liability insurance coverage and amounts recovered from third parties. SDG&E will increase the regulatory assets if the estimate of amounts to settle remaining claims increases.

SDG&E will continue to assess the recovery of these excess wildfire costs in rates. Should SDG&E conclude that recovery in rates is no longer probable, SDG&E will record a charge against earnings at the time such conclusion is reached. If SDG&E had concluded that the recovery of regulatory assets related to CPUC-regulated operations was no longer probable or was less than currently estimated as of December 31, 2012, the resulting after-tax charge against earnings would have been up to $190 million. In addition, in periods following any such conclusion, SDG&E's earnings will be adversely impacted by increases in the estimated cost to litigate or settle pending wildfire claims. We provide additional information about excess wildfire claims cost recovery and related CPUC actions in Note 14 and discuss how we assess the probability of recovery of our regulatory assets in Note 1.

SDG&E's cash flow may be materially adversely affected due to the timing differences between the resolution of claims and the recoveries in rates, which may extend over a number of years. Also, recovery from customers will require future regulatory actions, and a failure to obtain substantial or full recovery, or any negative assessment of the likelihood of recovery, would likely have a material adverse effect on Sempra Energy's and SDG&E's businesses, financial condition, cash flows, results of operations and prospects.

SDG&E will continue to gather information to evaluate and assess the remaining wildfire claims and the likelihood, amount and timing of related recoveries in rates and will make appropriate adjustments to wildfire reserves and the related regulatory assets as additional information becomes available.

Since 2010, as liabilities for wildfire litigation have become reasonably estimable in the form of settlement demands, damage estimates, and other damage information, SDG&E has recorded related reserves as a liability. The impact of this liability at December 31, 2012 is offset by the recognition of regulatory assets, as discussed above, for reserves in excess of the insurance coverage and recoveries from third parties. The impact of the reserves on SDG&E's and Sempra Energy's after-tax earnings was a decrease of $6 million, $13 million and $20 million for the years ended December 31, 2012, 2011 and 2010, respectively. At December 31, 2012, wildfire litigation reserves were $327 million ($305 million in current and $22 million in long-term). Additionally, through December 31, 2012, SDG&E has expended $128 million (cumulative, excluding amounts covered by insurance and amounts recovered from third parties) to pay for the settlement of wildfire claims and related costs.

Sunrise Powerlink Electric Transmission Line

The Sunrise Powerlink is a new 117-mile, 500-kilovolt (kV) electric transmission line between the Imperial Valley and the San Diego region that was energized and placed in service in June 2012. The Sunrise Powerlink project was approved by the CPUC in December 2008, the BLM in January 2009, and the USFS in July 2010. Numerous administrative appeals and legal challenges have been resolved in favor of the project. Three legal challenges are pending.

In February 2010, project opponents filed a lawsuit in Federal District Court in San Diego alleging that the BLM failed to properly address the environmental impacts of the approved Sunrise Powerlink route and the related potential development of renewable resources in east San Diego County and Imperial County. In July 2012, the U.S. Court of Appeals for the Ninth Circuit affirmed the District Court's grant of the defendants' motion for summary judgment.

In January 2011, project opponents filed a lawsuit in Federal District Court in San Diego alleging that the federal approvals for construction of the project on USFS land and BLM land violated the National Environmental Policy Act and other federal environmental laws. In June 2012, the U.S. Court of Appeals for the Ninth Circuit affirmed the District Court's denial of plaintiffs' motion for a preliminary injunction.

In February 2011, opponents of the Sunrise Powerlink filed a lawsuit in Sacramento County Superior Court against the State Water Resources Control Board and SDG&E alleging that the water quality certification issued by the Board under the Federal Clean Water Act violated the California Environmental Quality Act. The Superior Court denied the plaintiffs' petition in July 2012, and the plaintiffs have appealed.

September 2011 Power Outage

In September 2011, a power outage lasting approximately 12 hours affected millions of people from Mexico to southern Orange County, California. Within several days of the outage, several SDG&E customers filed a class action lawsuit in Federal District Court in San Diego against Arizona Public Service Company, Pinnacle West, and SDG&E alleging that the companies failed to prevent the outage. The lawsuit seeks recovery of unspecified amounts of damages, including punitive damages. In July 2012, the court granted SDG&E's motion to dismiss the punitive damages request and dismissed Arizona Public Service Company and Pinnacle West from the lawsuit. In addition, more than 7,000 customers' claims, primarily related to food spoilage, have been submitted directly to SDG&E. The FERC and North American Electric Reliability Corporation (NERC) conducted a joint inquiry to determine the cause of the power failure and issued a report in May 2012 regarding their findings. The report does not include any findings of failure on SDG&E's part that led to the power failure.

Smart Meters Patent Infringement Lawsuit

In October 2011, SDG&E was sued by a Texas design and manufacturing company in Federal District Court, Southern District of California, and later transferred to the Federal District Court, Western District of Oklahoma, alleging that SDG&E's recently installed smart meters infringed certain patents. The meters were purchased from a third party vendor that has agreed to defend and indemnify SDG&E. The lawsuit seeks injunctive relief and recovery of unspecified amounts of damages.

SoCalGas

SoCalGas, along with Monsanto Co., Solutia, Inc., Pharmacia Corp., and Pfizer, Inc., are defendants in six Los Angeles County Superior Court lawsuits filed beginning in April 2011 seeking recovery of unspecified amounts of damages, including punitive damages, as a result of plaintiffs' exposure to PCBs (polychlorinated biphenyls). The lawsuits allege plaintiffs were exposed to PCBs not only through the food chain and other various sources but from PCB-contaminated natural gas pipelines owned and operated by SoCalGas. This contamination allegedly caused plaintiffs to develop cancer and other serious illnesses. Plaintiffs assert various bases for recovery, including negligence and products liability. SoCalGas has settled two of the five lawsuits for an amount that is not significant and has been recorded.

Sempra Natural Gas

Liberty Gas Storage, LLC (Liberty) received a demand for arbitration from Williams Midstream Natural Gas Liquids, Inc. (Williams) in February 2011 related to a sublease agreement. Williams alleges that Liberty was negligent in its attempt to convert certain salt caverns to natural gas storage and seeks damages of $56.7 million. Liberty filed a counterclaim alleging breach of contract in the inducement and seeks damages of more than $215 million.

Sempra Mexico

Sempra Mexico has been engaged in a long-running land dispute relating to property adjacent to its Energía Costa Azul LNG terminal near Ensenada, Mexico. The adjacent property is not required by environmental or other regulatory permits for the operation of the terminal. A claimant to the adjacent property has nonetheless asserted that his health and safety are endangered by the operation of the facility. In February 2011, based on a complaint by the claimant, the new Ensenada Mayor attempted to temporarily close the terminal based on claims of irregularities in municipal permits issued six years earlier. This attempt was promptly countermanded by Mexican federal and Baja California state authorities. No terminal permits or operations were affected as a result of these proceedings or events and the terminal has continued to operate normally. Sempra Mexico expects additional Mexican court proceedings and governmental actions regarding the claimant's assertions as to whether the terminal's permits should be modified or revoked in any manner.

The property claimant also filed a lawsuit in July 2010 against Sempra Energy in Federal District Court in San Diego seeking compensatory and punitive damages as well as the earnings from the Energía Costa Azul LNG terminal based on his allegations that he was wrongfully evicted from the adjacent property and that he has been harmed by other allegedly improper actions.

Additionally, several administrative challenges are pending in Mexico before the Mexican environmental protection agency (SEMARNAT) and/or the Federal Tax and Administrative Courts seeking revocation of the environmental impact authorization (EIA) issued to Energía Costa Azul in 2003. These cases generally allege that the conditions and mitigation measures in the EIA are inadequate and challenge findings that the activities of the terminal are consistent with regional development guidelines. Also, there are two real property cases pending against Energía Costa Azul in which the plaintiffs seek to annul the recorded property titles for parcels on which the Energía Costa Azul LNG terminal is situated and to obtain possession of different parcels that allegedly sit in the same place. Sempra Mexico expects further proceedings on each of these matters.

In July 2012, a Mexicali state court issued a ruling declaring the purchase contract by which Termoeléctrica de Mexicali (TDM) acquired the property on which the facility is located to be invalid, on the grounds that the proceeding in which the seller acquired title was invalid. TDM has appealed the ruling, and it is not enforceable while the appeal is pending. In accordance with Mexican law, TDM remains in possession of the property, and its operations have not been affected.

In October 2012, a competitor for one of the two contracts awarded by the Mexican Federal Electricity Commission (Comisión Federal de Electricidad, or CFE) for the construction and operation of a natural gas pipeline in Sonora filed an amparo in the Mexican federal district court in Mexico City, challenging the tender process and the award to us. The competitor, a subsidiary of Fermaca, Sásabe Pipeline, S. de R.L. de C.V., filed suit against 11 different governmental authorities, including the CFE, the President of Mexico, and the Mexican Energy Ministry. Sásabe Pipeline, which was the second-place bidder, alleges CFE discriminated against it in the bidding process, including by failing to accept its comments on the bid guidelines. In February 2013, we were notified that Guaymas Pipeline S. de R. L. de C.V., another subsidiary of Fermaca, filed another, similar amparo challenging the process by which the second of the two contracts was awarded, although it did not submit a bid for the project. No dates have yet been set for the constitutional hearings, and Sempra Mexico's contracts remain in place.

Other Litigation

In August 2007, the U.S. Court of Appeals for the Ninth Circuit issued a decision reversing and remanding certain FERC orders declining to provide refunds regarding short-term bilateral sales up to one month in the Pacific Northwest for the December 2000 to June 2001 time period. In December 2010, the FERC approved a comprehensive settlement previously reached by Sempra Energy and RBS Sempra Commodities with the State of California. The settlement resolves all issues with regard to sales between the DWR and Sempra Commodities in the Pacific Northwest, but potential claims may exist regarding sales in the Pacific Northwest between Sempra Commodities and other parties. The FERC is in the process of addressing these potential claims on remand. Pursuant to the agreements related to the formation of RBS Sempra Commodities, we have indemnified RBS should the liability from the final resolution of these matters be greater than the reserves related to Sempra Commodities. Pursuant to our agreement with the Noble Group Ltd., one of the buyers of RBS Sempra Commodities' businesses, we have also indemnified Noble Americas Gas & Power Corp. and its affiliates for all losses incurred by such parties resulting from these proceedings as related to Sempra Commodities.

Sempra Energy and several subsidiaries, along with three oil and natural gas companies, the City of Beverly Hills, and the Beverly Hills Unified School District, were defendants in toxic tort lawsuits filed beginning in 2003 in Los Angeles County Superior Court by approximately 1,000 plaintiffs. These lawsuits claimed that various emissions resulted in cancer or fear of cancer. In November 2006, the court granted the defendants' summary judgment motions based on lack of medical causation for the 12 initial plaintiffs scheduled to go to trial first. The court also granted summary judgment excluding punitive damages. In June 2010, a settlement as to Sempra Energy and its subsidiaries was reached for an amount that was not significant and was recorded. The settlement was finalized in August 2012.

As described in Note 4, we hold a noncontrolling interest in RBS Sempra Commodities, a limited liability partnership in the process of being liquidated. In March 2012, RBS received a letter from the United Kingdom's Revenue and Customs Department (HMRC) regarding a value-added-tax (VAT) matter related to RBS Sempra Energy Europe (RBS SEE), a former indirect subsidiary of RBS Sempra Commodities that was sold to JP Morgan. The letter states that HMRC is conducting a number of investigations into VAT tax refund claims made by various businesses related to the purchase and sale of carbon credit allowances. The letter also states that HMRC believes it has grounds to deny RBS the ability to reduce its VAT liability by VAT paid during 2009 because it knew or should have known that certain vendors in the trading chain did not remit their own VAT to HMRC. In September 2012, HMRC issued an assessment of £86 million for the VAT paid in connection with these transactions and identified several options for responding, including requesting a review by HMRC and appealing to an independent tribunal. HMRC indicated that the assessment was issued on a protective basis as discussion about the issues is continuing.

We are also defendants in ordinary routine litigation incidental to our businesses, including personal injury, product liability, property damage and other claims. California juries have demonstrated an increasing willingness to grant large awards, including punitive damages, in these types of cases.

Resolved Matters

We discuss certain commitments remaining from an energy crisis matter resolved prior to 2010 below under “Other Commitments.”

The following is a description of the 2010 litigation settlements relating to California energy crisis matters.

Energy Crisis Litigation Settlement

In 2010, Sempra Energy, RBS Sempra Commodities and Sempra Natural Gas reached a comprehensive settlement with the State of California to resolve substantially all of their remaining litigation arising out of the 2000 – 2001 California energy crisis for a total payment of $410 million. The matters resolved include the settlement of multiple actions brought by the DWR and other parties with respect to the validity, pricing and operation of Sempra Natural Gas' contract with the DWR and the settlement of the FERC refund and manipulation proceedings against RBS Sempra Commodities. The FERC approved both settlements in December 2010.

The payment of $410 million was funded largely from previously recorded reserves and receivables at RBS Sempra Commodities. Sempra Energy also recorded an additional pretax charge of $159 million in the first quarter of 2010 to provide for the remainder of the settlement, including $139 million at Sempra Natural Gas and $20 million at Sempra Commodities. The amount at Sempra Commodities was reduced by $11 million pretax in the fourth quarter of 2010 to reflect a receipt in January 2011 from an unrelated party that had a joint liability for the claim. In January 2011, Sempra Natural Gas paid $130 million to the DWR under the terms of the settlement agreement.

CONTRACTUAL COMMITMENTS

Natural Gas Contracts

Natural Gas

SoCalGas has the responsibility for procuring natural gas for both SDG&E's and SoCalGas' core customers in a combined portfolio. SoCalGas buys natural gas under short-term and long-term contracts for this portfolio. Purchases are from various producing regions in the southwestern U.S., U.S. Rockies, and Canada and are primarily based on published monthly bid-week indices.

SoCalGas transports natural gas primarily under long-term firm interstate pipeline capacity agreements that provide for annual reservation charges, which are recovered in rates. SoCalGas has commitments with interstate pipeline companies for firm pipeline capacity under contracts that expire at various dates through 2028.

Sempra Natural Gas' and Sempra Mexico's businesses have various natural gas purchase agreements to fuel natural gas-fired power plants and capacity agreements for natural gas storage and transportation.

At December 31, 2012, the future minimum payments under existing natural gas contracts and natural gas storage and transportation contracts were

Sempra Energy Consolidated
	Storage and
(Dollars in millions)	Transportation	Natural Gas(1)	Total(1)
2013	$135	$547	$682
2014	124	105	229
2015	94	13	107
2016	59	13	72
2017	55	13	68
Thereafter	294	28	322
Total minimum payments	$761	$719	$1,480
(1)	Excludes amounts related to LNG purchase agreements as discussed below.

SoCalGas
(Dollars in millions)	Transportation	Natural Gas	Total
2013	$116	$422	$538
2014	105	19	124
2015	75	1	76
2016	40	1	41
2017	36	1	37
Thereafter	158	―	158
Total minimum payments	$530	$444	$974

Total payments under natural gas contracts were:

	Years ended December 31,
(Dollars in millions)	2012	2011	2010
Sempra Energy Consolidated	$1,345	$1,991	$2,097
SoCalGas	1,222	1,810	1,936

LNG

Sempra Natural Gas has various purchase agreements with major international companies for the supply of LNG to the Energía Costa Azul and Cameron terminals. The agreements range from short-term to multi-year periods and are priced using a predetermined formula based on natural gas market indices.

Although these contracts specify a number of cargoes to be delivered, under their terms, customers may divert certain cargoes, which would reduce amounts paid under the contracts by Sempra Natural Gas. As of December 31, 2012, if all cargoes under the contracts were to be delivered, future payments under these contracts would be

  $565 million in 2013
  $650 million in 2014
  $687 million in 2015
  $721 million in 2016
  $758 million in 2017

  $11.3 billion in 2018 – 2029

The amounts above are based on forward prices of the index applicable to each contract from 2013 to 2022 and an estimated one percent escalation per year beyond 2022. The LNG commitment amounts above are based on Sempra Natural Gas' commitment to accept the maximum possible delivery of cargoes under the agreements. Actual LNG purchases in 2012, 2011 and 2010 have been significantly lower than the maximum amount possible.

Purchased-Power Contracts

For 2013, SDG&E expects to receive 2 percent of its customer power requirements from renewable energy contracts under DWR allocations. The remaining requirements are expected to be met as follows:

  SONGS: 3 percent
  Long-term contracts: 31 percent (of which 17 percent is provided by renewable energy contracts expiring on various dates through 2038)
  Other SDG&E-owned generation (including Palomar, Miramar Energy Center, Desert Star Energy Center and Cuyamaca Peak Energy Plant) and tolling contracts (including OMEC): 50 percent

  Spot market purchases: 14 percent

The long-term contracts expire on various dates through 2038.

Chilquinta Energía and Luz del Sur also have purchased-power contracts, expiring on various dates extending through 2027, which cover most of the consumption needs of the companies' customers. These commitments are included under Sempra Energy Consolidated in the table below.

At December 31, 2012, the estimated future minimum payments under long-term purchased-power contracts (not including the DWR allocations for SDG&E) were:

	Sempra
	Energy
(Dollars in millions)	Consolidated	SDG&E
2013	$1,257	$405
2014	1,275	383
2015	1,349	372
2016	1,385	372
2017	1,397	368
Thereafter	10,978	3,999
Total minimum payments(1)	$17,641	$5,899
(1)	Excludes purchase agreements accounted for as capital leases and amounts related to Otay Mesa VIE, as it is consolidated by Sempra Energy and SDG&E.

Payments on these contracts represent capacity charges and minimum energy purchases. SDG&E is required to pay additional amounts for actual purchases of energy that exceed the minimum energy commitments. Excluding DWR-allocated contracts, total payments under purchased-power contracts were:

	Years ended December 31,
(Dollars in millions)	2012	2011	2010
Sempra Energy Consolidated	$1,205	$918	$314
Sempra South American Utilities	824	572	―
SDG&E	381	346	314

Operating Leases

Sempra Energy, SDG&E and SoCalGas have operating leases on real and personal property expiring at various dates from 2013 through 2054. Certain leases on office facilities contain escalation clauses requiring annual increases in rent ranging from one percent to six percent at both Sempra Energy and SDG&E and one percent to five percent at SoCalGas. The rentals payable under these leases may increase by a fixed amount each year or by a percentage of a base year, and most leases contain extension options that we could exercise.

The California Utilities have an operating lease agreement for future acquisitions of fleet vehicles with RBS Asset Finance, Inc. with an aggregate maximum lease limit of $125 million, $95 million of which has been utilized.

Rent expense for all operating leases totaled

	Years ended December 31,
(Dollars in millions)	2012	2011	2010
Sempra Energy Consolidated	$74	$77	$85
SDG&E	20	18	20
SoCalGas	26	35	40

At December 31, 2012, the minimum rental commitments payable in future years under all noncancelable operating leases were as follows:

	Sempra
	Energy
(Dollars in millions)	Consolidated	SDG&E	SoCalGas
2013	$78	$20	$29
2014	77	20	29
2015	71	19	29
2016	66	19	27
2017	64	18	25
Thereafter	572	21	198
Total future rental commitments	$928	$117	$337

Capital Leases

Utility Fleet Vehicles

The California Utilities entered into agreements with U.S. Bancorp Equipment Finance in 2009 and with RBS Asset Finance, Inc. in 2010 to refinance existing fleet vehicles. These are capital leases, and as of December 31, 2012, the related capital lease obligations were $11 million at Sempra Energy, including $7 million at SDG&E and $4 million at SoCalGas. As of December 31, 2011, the related capital lease obligations were $24 million at Sempra Energy, including $13 million at SDG&E and $11 million at SoCalGas.

At December 31, 2012, the future minimum lease payments and present value of the net minimum lease payments under these capital leases are as follows:

	Sempra
	Energy
(Dollars in millions)	Consolidated	SDG&E	SoCalGas
2013	$7	$4	$3
2014	3	2	1
2015	1	1	―
Total minimum lease payments	$11	$7	$4
Present value of net minimum lease payments(1)	$11	$7	$4
(1) Excludes negligible amounts of interest.

The 2012 annual amortization charge for the utility fleet vehicles was $13 million at Sempra Energy, including $7 million at SDG&E and $6 million at SoCalGas. The 2011 annual amortization charge for the utility fleet vehicles was $15 million at Sempra Energy, including $7 million at SDG&E and $8 million at SoCalGas. The 2010 annual amortization charge for the utility fleet vehicles was $17 million at Sempra Energy, including $6 million at SDG&E and $11 million at SoCalGas.

Power Purchase Agreements

SDG&E has two power purchase agreements with peaker plant facilities that went into commercial operation in June 2010 and are accounted for as capital leases. The entities that own the peaker plant facilities are VIEs of which SDG&E is not the primary beneficiary. As of December 31, 2012, capital lease obligations for these leases, each with a 25-year term, were valued at $178 million. SDG&E does not have any additional implicit or explicit financial responsibility to these VIEs.

At December 31, 2012, the future minimum lease payments and present value of the net minimum lease payments under these capital leases for both Sempra Energy Consolidated and SDG&E were as follows:

(Dollars in millions)
	2013	$24
	2014	24
	2015	24
	2016	24
	2017	24
	Thereafter	419
	Total minimum lease payments(1)	539
	Less: estimated executory costs	(89)
	Less: interest(2)	(272)
	Present value of net minimum lease payments(3)	$178
(1)	This amount will be recorded over the lives of the leases as Cost of Electric Fuel and Purchased Power on Sempra Energy’s and SDG&E’s Consolidated Statements of Operations. This expense will receive ratemaking treatment consistent with purchased-power costs.
(2)	Amount necessary to reduce net minimum lease payments to present value at the inception of the leases.
(3)	Includes $2 million in Current Portion of Long-Term Debt and $176 million in Long-Term Debt on Sempra Energy’s and SDG&E’s Consolidated Balance Sheets at December 31, 2012.

The annual amortization charge for the power purchase agreements was $2 million for 2012, $2 million for 2011 and $1 million in 2010.

Construction and Development Projects

Sempra Energy has various capital projects in progress in the United States, Mexico and South America. Sempra Energy's total commitments under these projects are $1.1 billion, requiring future payments of $592 million in 2013, $230 million in 2014, $128 million in 2015, $30 million in 2016, $17 million in 2017 and $80 million thereafter. The following is a summary by segment of contractual commitments and contingencies related to the construction projects.

SDG&E

At December 31, 2012, SDG&E has commitments to make future payments of $379 million for construction projects that include

  $192 million for the engineering, material procurement and construction costs associated with the East County Substation project;
  $165 million related to nuclear fuel fabrication and other construction projects at SONGS; and
  $22 million for infrastructure improvements for natural gas transmission and distribution operations.

SDG&E expects future payments under these contractual commitments to be $229 million in 2013, $36 million in 2014, $11 million in 2015, $24 million in 2016, $17 million in 2017 and $62 million thereafter.

SoCalGas

At December 31, 2012, SoCalGas has commitments to make future payments of $129 million for construction and infrastructure improvements for natural gas transmission and distribution operations, pipeline integrity and the advanced metering infrastructure project. The future payments under these contractual commitments are expected to be $76 million in 2013, $15 million in 2014, $14 million in 2015, $6 million in 2016 and $18 million thereafter.

Sempra South American Utilities

At December 31, 2012, Sempra South American Utilities has commitments to make future payments of $78 million for construction projects that include $70 million for the construction of the Santa Teresa hydroelectric power plant at Luz del Sur. The future payments under these contractual commitments are expected to be $70 million in 2013 and $8 million in 2014.

Sempra Mexico

At December 31, 2012, Sempra Mexico has commitments to make future payments of $279 million for the construction of an approximately 500-mile natural gas transport pipeline. The future payments under these contractual commitments are expected to be $139 million in 2013 and $140 million in 2014.

Sempra Renewables

At December 31, 2012, Sempra Renewables has commitments to make future payments of $183 million for the construction of Mesquite Solar 1 and Copper Mountain Solar 2 facilities. The future payments under these contractual commitments are expected to be $50 million in 2013, $30 million in 2014 and $103 million in 2015.

Sempra Natural Gas

At December 31, 2012, Sempra Natural Gas has commitments to make future payments of $29 million primarily for natural gas storage projects. The future payments under these contractual commitments are expected to be $28 million in 2013 and $1 million in 2014.

Guarantees

At December 31, 2012 Sempra Renewables has provided guarantees to its wind farm joint ventures aggregating a maximum of $80 million with an associated aggregated carrying value of $2 million, primarily related to purchased power agreements. In addition, Sempra Renewables has provided guarantees aggregating a maximum of $158 million with an associated aggregated carrying value of $10 million at December 31, 2012 to certain wind farm joint ventures for debt service and operation of the wind farms, which we discuss in Note 5.

As of December 31, 2012, SDG&E and SoCalGas did not have any outstanding guarantees.

Department of Energy Nuclear Fuel Disposal

The Nuclear Waste Policy Act of 1982 made the DOE responsible for the disposal of spent nuclear fuel. However, it is uncertain when the DOE will begin accepting spent nuclear fuel from SONGS. This delay will lead to increased costs for spent fuel storage. This cost will be recovered through SONGS revenue unless SDG&E is able to recover the increased cost from the federal government.

In June 2010, the United States Court of Federal Claims issued a decision granting Edison and the SONGS co-owners damages of approximately $142 million to recover costs incurred through December 31, 2005 for the DOE's failure to meet its obligation to begin accepting spent nuclear fuel from SONGS. Edison received payment from the federal government in the amount of the damage award in November 2011. In January 2012, Edison refunded SDG&E $28 million for its respective share of the damage award paid. SDG&E recorded a $10 million reduction of nuclear power expenses, a $15 million reduction of its nuclear decommissioning balancing account and a $3 million reduction in nuclear plant. Edison, as operating agent, filed a lawsuit against the DOE in the Court of Federal Claims in December 2011 seeking damages for the period from January 1, 2006 to December 31, 2010 for the DOE's failure to meet its obligation to begin accepting spent nuclear fuel. Additional legal action would be necessary to recover damages incurred after December 31, 2010.

OTHER COMMITMENTS

SDG&E

In connection with the completion of the Sunrise Powerlink project, the CPUC required that SDG&E establish a fire mitigation fund to minimize the risk of fire as well as reduce the potential wildfire impact on residences and structures near the Sunrise Powerlink. The future payments for these contractual commitments are expected to be approximately $3 million per year, subject to escalation of 2 percent per year, for 58 years. At December 31, 2012, the present value of these future payments of $117 million has been recorded as a regulatory asset as the amounts represent a cost that will be recovered from customers in the future, and the related liability was $114 million.

In July 2012, SDG&E received $85 million from Citizens Sunrise Transmission, LLC (Citizens), a subsidiary of Citizens Energy Corporation. For this payment, under the terms of the agreement with Citizens, SDG&E will provide Citizens with access to a segment of the Sunrise Powerlink transmission line known as the Border-East transmission line equal to 50 percent of the transfer capacity of this portion of the line for a period of 30 years. After the 30-year contract term, the transfer capability will revert to SDG&E. SDG&E will amortize deferred revenues from the use of the transfer capability over the 30-year term, and depreciation for 50 percent of the Border-East transmission line segment will be accelerated from an estimated 58-year life to 30 years.

Sempra Natural Gas

Additional consideration for the settlement discussed above in “Legal Proceedings – Resolved Matters – Energy Crisis Litigation Settlement” included an agreement that, for a period of 18 years beginning in 2011, Sempra Natural Gas would sell to the California Utilities, subject to annual CPUC approval, up to 500 million cubic feet (MMcf) per day of regasified LNG from Sempra Mexico's Energía Costa Azul facility that is not delivered or sold in Mexico at the California border index minus $0.02 per MMBtu.

We discuss reserves at Sempra Energy and SDG&E for wildfire litigation above in “Legal Proceedings – SDG&E – 2007 Wildfire Litigation.

ENVIRONMENTAL ISSUES

Our operations are subject to federal, state and local environmental laws. We also are subject to regulations related to hazardous wastes, air and water quality, land use, solid waste disposal and the protection of wildlife. These laws and regulations require that we investigate and correct the effects of the release or disposal of materials at sites associated with our past and our present operations. These sites include those at which we have been identified as a Potentially Responsible Party (PRP) under the federal Superfund laws and similar state laws.

In addition, we are required to obtain numerous governmental permits, licenses and other approvals to construct facilities and operate our businesses. The related costs of environmental monitoring, pollution control equipment, cleanup costs, and emissions fees are significant. Increasing national and international concerns regarding global warming and mercury, carbon dioxide, nitrogen oxide and sulfur dioxide emissions could result in requirements for additional pollution control equipment or significant emissions fees or taxes that could adversely affect Sempra Natural Gas and Sempra Mexico. The California Utilities' costs to operate their facilities in compliance with these laws and regulations generally have been recovered in customer rates.

We generally capitalize the significant costs we incur to mitigate or prevent future environmental contamination or extend the life, increase the capacity, or improve the safety or efficiency of property used in current operations. The following table shows (in millions) our capital expenditures (including construction work in progress) in order to comply with environmental laws and regulations:

	Years ended December 31,
	2012	2011	2010
Sempra Energy Consolidated(1)	$92	$144	$76
SDG&E	77	130	64
SoCalGas	12	13	10
(1)	In cases of non-wholly owned affiliates, includes only our share.

Fluctuations at SDG&E and Sempra Energy from 2010 to 2012 were primarily due to mitigation activities on the Sunrise Powerlink project. We have not identified any significant environmental issues outside the United States.

At the California Utilities, costs that relate to current operations or an existing condition caused by past operations are generally recorded as a regulatory asset due to the probability that these costs will be recovered in rates.

The environmental issues currently facing us or resolved during the last three years include (1) investigation and remediation of the California Utilities' manufactured-gas sites, (2) cleanup of third-party waste-disposal sites used by the California Utilities at sites for which we have been identified as a PRP and (3) mitigation of damage to the marine environment caused by the cooling-water discharge from SONGS. The requirements for enhanced fish protection and restoration of 150 acres of coastal wetlands for the SONGS mitigation are in process and a 150-acre artificial reef was completed in 2008. The table below shows the status at December 31, 2012, of the California Utilities' manufactured-gas sites and the third-party waste-disposal sites for which we have been identified as a PRP:

	# Sites	# Sites
	Completed(1)	In Process
SDG&E
Manufactured-gas sites	3	―
Third-party waste-disposal sites	2	―
SoCalGas
Manufactured-gas sites	39	3
Third-party waste-disposal sites	4	2
(1)	There may be on-going compliance obligations for completed sites, such as regular inspections, adherence to land use covenants and water quality monitoring.

We record environmental liabilities at undiscounted amounts when our liability is probable and the costs can be reasonably estimated. In many cases, however, investigations are not yet at a stage where we can determine whether we are liable or, if the liability is probable, to reasonably estimate the amount or range of amounts of the costs. Estimates of our liability are further subject to uncertainties such as the nature and extent of site contamination, evolving cleanup standards and imprecise engineering evaluations. We review our accruals periodically and, as investigations and cleanup proceed, we make adjustments as necessary. The following table shows (in millions) our accrued liabilities for environmental matters at December 31, 2012:

		Waste	Former Fossil-	Other
	Manufactured-	Disposal	Fueled Power	Hazardous
	Gas Sites	Sites (PRP)(1)	Plants	Waste Sites	Total
SDG&E(2)(3)	$ ―	$ ―	$0.8	$0.6	$1.4
SoCalGas(3)	14.2	0.5	―	1.2	15.9
Other	2.4	1.1	―	0.8	4.3
Total Sempra Energy	$16.6	$1.6	$0.8	$2.6	$21.6
(1)	Sites for which we have been identified as a Potentially Responsible Party.
(2)	Does not include SDG&E’s liability for SONGS marine mitigation.
(3)	This includes $0.7 million at SDG&E and $15.9 million at SoCalGas related to hazardous waste sites subject to the Hazardous Waste Collaborative mechanism approved by the CPUC in 1994. This mechanism permits California’s IOUs, including the California Utilities, to recover in rates 90 percent of hazardous waste cleanup costs and related third-party litigation costs, and 70 percent of the related insurance-litigation expenses for certain sites. In addition, the California Utilities have the opportunity to retain a percentage of any recoveries from insurance carriers and other third parties to offset the cleanup and associated litigation costs not recovered in rates.

We expect to pay the majority of these accruals over the next three years. In connection with the issuance of operating permits, SDG&E and the other owners of SONGS previously reached an agreement with the California Coastal Commission to mitigate the damage to the marine environment caused by the cooling-water discharge from SONGS. At December 31, 2012, SDG&E's share of the estimated mitigation costs remaining to be spent through 2050 is $10 million, which is recoverable in rates.

We discuss renewable energy requirements and greenhouse gas regulation in Note 14.

NUCLEAR INSURANCE

SDG&E and the other owners of SONGS have insurance to cover claims from nuclear liability incidents arising at SONGS. This insurance provides $375 million in coverage limits, the maximum amount available, including coverage for acts of terrorism. In addition, the Price-Anderson Act provides for up to $12.2 billion of secondary financial protection (SFP). If a nuclear liability loss occurring at any U.S. licensed/commercial reactor exceeds the $375 million insurance limit, all nuclear reactor owners could be required to contribute to the SFP. SDG&E's contribution would be up to $47 million. This amount is subject to an annual maximum of $7 million, unless a default occurs by any other SONGS owner. If the SFP is insufficient to cover the liability loss, SDG&E could be subject to an additional assessment.

The SONGS owners, including SDG&E, also have $2.75 billion of nuclear property, decontamination, and debris removal insurance. In addition, the SONGS owners have up to $490 million insurance coverage for outage expenses and replacement power costs due to accidental property damage. This coverage is limited to $3.5 million per week for the first 52 weeks, then $2.8 million per week for up to 110 additional weeks. There is a 12-week waiting period deductible. These insurance coverages are provided through NEIL, a mutual insurance company. Insured members are subject to retrospective premium assessments. SDG&E could be assessed up to $9.7 million.

The nuclear property insurance program includes an industry aggregate loss limit for non-certified acts of terrorism (as defined by the Terrorism Risk Insurance Act). The industry aggregate loss limit for property claims arising from non-certified acts of terrorism is $3.24 billion. This is the maximum amount that will be paid to insured members who suffer losses or damages from these non-certified terrorist acts.

We provide additional information about SONGS in Note 14.

CONCENTRATION OF CREDIT RISK

We maintain credit policies and systems to manage our overall credit risk. These policies include an evaluation of potential counterparties' financial condition and an assignment of credit limits. These credit limits are established based on risk and return considerations under terms customarily available in the industry. We grant credit to utility customers and counterparties, substantially all of whom are located in our service territory, which covers most of Southern California and a portion of central California for SoCalGas, and all of San Diego County and an adjacent portion of Orange County for SDG&E. We also grant credit to utility customers and counterparties of our other companies providing natural gas or electric services in Mexico; Chile; Peru; southwest Alabama; and Hattiesburg, Mississippi.

When they become operational, projects owned or partially owned by Sempra Natural Gas, Sempra Renewables, Sempra South American Utilities and Sempra Mexico place significant reliance on the ability of their suppliers and customers to perform on long-term agreements and on our ability to enforce contract terms in the event of nonperformance. We consider many factors, including the negotiation of supplier and customer agreements, when we evaluate and approve development projects.

At December 31, 2012, RBS Sempra Commodities no longer requires significant working capital support. However, we have provided back-up guarantees for a portion of RBS Sempra Commodities' remaining trading obligations. A few of these back-up guarantees may continue for a prolonged period of time. We provide additional information regarding these back-up guarantees and other guarantees in Note 5.